BTD Capital Fund Trading Symbol: DIP Listed on New York Stock Exchange	Summary Prospectus March 31, 2024 https://www.kaiju.ai/dip-etf-fund-summary

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated March 31, 2024, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.kaiju.ai/dip-etf-fund-summary. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The BTD Capital Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.77%

1     Restated to reflect the Fund’s contractual management fee effective December 1, 2023.
2    Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses will not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights will include only the direct operating expenses incurred by the Fund and exclude AFFE.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period December 12, 2022 (commencement of operations) through November 30, 2023, the Fund’s portfolio turnover rate was 5,450% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) and seeks to achieve its investment objective by investing primarily in individual U.S. equity securities (generally consisting of common stocks and real estate investment trusts (“REITs”)) included in the S&P 500 that Kaiju ETF Advisors (“Kaiju” or the “Sub-Adviser”), utilizing a proprietary artificial intelligence (“AI”) driven algorithm (the “Kaiju Algorithm”), has identified as oversold in the market. The Sub-Adviser uses the Kaiju Algorithm to (i) select “oversold” securities for the Fund, (ii) identify market conditions that inform the Sub-Adviser’s buying and selling of securities, and (iii) employ risk management techniques to protect against major market corrections.

The term “oversold” describes a condition where a security is trading at a price below its perceived fair market value, as determined by the Sub-Adviser, as a result of various external factors, including high-frequency trading, liquidity voids (i.e., sudden changes in price without enough liquidity between the original price level and the final price level), and market panic. The oversold securities represent short-term buying opportunities, or individual security pricing “dips.” The Fund will “buy the dip” with respect to individual oversold securities based on the Kaiju Algorithm’s analysis of technical indicators, including a company’s past price movements, trading volumes, liquidity levels, and investor sentiments. The Kaiju Algorithm takes a Stratified Risk Distribution® approach to distribute the potential candidates for inclusion in the Fund across sectors and industries to eliminate sector over-weighting within the Fund. However, the Fund may invest a significant portion of its assets in a given sector from time-to-time.
The Fund may invest in the securities of companies of any market capitalization, but primarily invests in large capitalization companies (i.e., an issuer whose market capitalization at the time of purchase is $10 billion or above). In addition to individual equity securities, the Fund may invest in U.S. equity ETFs. In the event that the Kaiju Algorithm does not identify any oversold securities, the Fund may exclusively hold such ETFs, as well as cash and cash equivalents.
Individual equity securities are typically held for a period of time ranging from one day to seven days, but may be held longer depending on the model’s signals. The Sub-Adviser generally instructs that a security be sold when the security achieves the Kaiju Algorithm’s estimate of fair value, and/or the Kaiju Algorithm identifies that a return to the security’s fair value price is probable. The Fund frequently and actively purchases and sells securities.
The number of positions held by the Fund varies at any given time; each position’s weighting is determined by the Kaiju Algorithm.
To manage portfolio risk and to protect against major market corrections, the Sub-Adviser employs an AI-driven regime classification engine and an AI-driven regime change detection engine. The regime classification engine attempts to correctly identify the current regime of each security held by the Fund; the engine is designed to identify how current market conditions can be classified (e.g., bull market, bear market, neutral market, or “unknown”). The regime change detection engine attempts to determine whether the regime identified by the regime classification engine is likely to persist, or if not, change in which direction; the engine is designed to identify if a change in classification is imminent.
A bull market is typically characterized by a period of material increase in the overall U.S. stock market, and a bear market is typically characterized by a period of material decrease in the overall U.S. stock market. Market conditions are considered neutral when neither bear nor bull market conditions exist. When market conditions cannot be classified, the regime classification engine labels the market conditions as “unknown” (i.e., when a combination of factors have never appeared in the last 20 years, such as the COVID-19 pandemic).
Together, the two engines act as an early warning system to identify whether a security is more or less likely to weather large market corrections as compared to that security’s peers. When the engines identify a high probability of a major market correction, the Kaiju Algorithm employs various risk management techniques, including holding individual securities for reduced periods of time, allocating more of the Fund’s portfolio to U.S. equity ETFs, or by holding cash and cash equivalents.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Fund’s principal investment strategies are dependent on the Sub-Adviser’s understanding of artificial intelligence. As a result, the Fund’s performance will be dependent on the Sub-Adviser’s skill in understanding and utilizing the Kaiju’s Algorithm to implement the Fund’s principal investment strategy. In addition, the Sub-Adviser has not previously managed a registered investment company, which may increase the risk of investing in the Fund.
•“Buy the Dip” Risk. A “value” style of investing could produce poor performance results relative to other funds, even in a rising market, if the methodology used by the Fund to determine a company’s “value” or prospects for exceeding earnings expectations or market conditions is wrong. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on New York Stock Exchange (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Investment Company Risk. The risks of investing in investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
•Large-Capitalization Investing. The Fund’s performance may be adversely affected if securities of large cap companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large cap companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Models and Data Risk. The Fund relies heavily on proprietary artificial intelligence models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the Models and Data been correct and complete. Specifically, the Fund relies on the Kaiju Algorithm to implement its principal investment strategies. As a result, to the extent either such system does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Portfolio Turnover Risk. The Fund is expected to actively and frequently trade securities or other instruments in its portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
•REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. Securities in the real estate sector are subject to the risk that the value of their underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate, and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compared with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at https://www.kaiju.ai/dip-etf-fund-summary.
Calendar Year Total Return
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.16% for the quarter ended December 31, 2023, and the lowest quarterly return was -1.87% for the quarter ended September 30, 2023.
Average Annual Total Returns
For the Period Ended December 31, 2023

BTD Capital Fund	1 Year	Since Inception (12/12/2022)
Return Before Taxes	9.76%	6.04%
Return After Taxes on Distributions	8.70%	4.98%
Return After Taxes on Distributions and Sale of Shares	5.85%	4.22%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	20.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management

Investment Adviser:	Exchange Traded Concepts, LLC (the “Adviser”) serves as the Fund’s investment adviser.
Sub-Adviser:	Kaiju ETF Advisors (the “Sub-Adviser”) serves as sub-advisor to the Fund.
Portfolio Managers:
Andrew Serowik, Gabriel Tan, Todd Alberico, and Brian Cooper, each a Portfolio Manager of the Adviser, and Ryan Pannell, and Aitor Muguruza-Gonzalez, each a Portfolio Manager of the Sub-Adviser, have been portfolio managers of the Fund since its inception in December 2022.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.kaiju.ai/dip-etf-fund-summary.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.